Determination of fair values	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Determination of fair values [Text Block]
5.	Determination of fair values:

A number of the Company’s accounting policies and disclosures require the determination of fair value, both for financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purposes based on the following methods. When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

The different levels of financial instrument valuation methods have been defined as follows:

Level 1 fair value measurements are based on unadjusted quoted market prices.

Level 2 fair value measurements are based on valuation models and techniques where the significant inputs are derived from quoted indices.

Level 3 fair value measurements are based on unobservable information.

The carrying value of cash and restricted cash, accounts receivables, shareholder loans and trade and other payables included in the consolidated statements of financial position approximate fair value due to the short term nature of those instruments.

The fair value of warrants is measured using a Black–Scholes option pricing model. Measurement inputs include share price on measurement date, exercise price of the instrument, expected volatility based on peer comparisons weighted average expected life of the instruments based on historical experience and general option holder behavior, expected dividends, and the risk–free interest rate.